UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


     Date of report (Date of earliest event reported) May 27, 2005
                                                      --------------------------

                              SEACOR Holdings Inc.
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             (Exact Name of Registrant as Specified in Its Charter)

                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)

             1-12289                             13-3542736
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    (Commission File Number)          (IRS Employer Identification No.)

         11200 Richmond, Suite 400
             Houston, Texas                           77082
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   (Address of Principal Executive Offices)         (Zip Code)

                                 (281) 899-4800
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              (Registrant's Telephone Number, Including Area Code)

                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)

           Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure.

           On May 27, 2005, SEACOR Holdings Inc. ("SEACOR"), Offshore Aviation Inc., a wholly-owned subsidiary of SEACOR ("Seller"), and Era Aviation, Inc. ("Era") entered into a Stock Purchase Agreement (the "Agreement") with Era Aviation Investment Group, LLC ("Purchaser"), pursuant to which Purchaser agreed to purchase from Seller all outstanding shares of capital stock of Era. Era is engaged in the business of providing fixed-wing aviation services and operating a scheduled regional airline service in Alaska.









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
                                   SIGNATURES

           Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        SEACOR Holdings Inc.


                                        By: /s/  Randall Blank
                                            ------------------------------------
                                            Name:   Randall Blank
                                            Title:  Executive Vice President and
                                                    Chief Financial Officer




Date: June 2, 2005







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